                                                                   Exhibit 99.02

                              SUBJECT TO REVISION
                   SERIES TERM SHEET DATED OCTOBER 20, 1997

$

FIRST CHICAGO MASTER TRUST II
FLOATING RATE ASSET BACKED CERTIFICATES SERIES 1997-U
FCC NATIONAL BANK, SELLER AND SERVICER

THE CLASS A CERTIFICATES WILL REPRESENT INTERESTS IN THE TRUST ONLY AND WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF FCC NATIONAL BANK OR ANY AFFILIATE THEREOF EXCEPT TO THE LIMITED EXTENT DESCRIBED HEREIN. NEITHER THE CLASS A CERTIFICATES, THE UNDERLYING ACCOUNTS, THE RECEIVABLES NOR ANY COLLECTIONS THEREON ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CLASS A CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CLASS A CERTIFICATES. THE INFORMATION PROVIDED HEREIN IS PRELIMINARY, LIMITED IN NATURE AND SUBJECT TO COMPLETION OR AMENDMENT AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS SERIES TERM SHEET IS NOT INTENDED TO BE A PROSPECTUS AND AN INVESTOR'S DECISION SHOULD BE BASED ON THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE CLASS A CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.


FIRST CHICAGO CAPITAL MARKETS, INC.                   CREDIT SUISSE FIRST BOSTON

CHASE SECURITIES INC.
                                LEHMAN BROTHERS
                                                            SALOMON BROTHERS INC

  This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1997-U Supplement to the Pooling and Servicing Agreement, as amended (the "Agreement") between FCC National Bank (the "Bank"), as seller (in such capacity, the "Seller") and servicer (in such capacity, the "Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). The information contained herein addresses only certain limited aspects of the Class A Certificates and their investment characteristics, and does not purport to provide a complete description thereof or of the risks associated with the purchase thereof which are more fully described under "Risk Factors" in the Prospectus.

                            SUMMARY OF SERIES TERMS

 Trust.................   First Chicago Master Trust II.

 Title of Security.....   Floating Rate Asset Backed Certificates Series
                           1997-U (the "Class A Certificates").

 Initial Invested
  Amount...............   $

 Class A Initial
  Invested Amount......   $

 Collateral Initial
  Invested Amount......   $

 Class A Certificate
  Rate.................   LIBOR plus     % per annum.

 Distribution Dates....   The fifteenth day of each month (or, if such
                           day is not a business day, the next succeeding business day), commencing December 15, 1997.

 Class A Scheduled
  Payment Date.........   The October 2002 Distribution Date.

 Controlled
  Accumulation Amount..   For each Distribution Date with respect to the
                           Accumulation Period, $     ; except that, if
                           the commencement of the Accumulation Period is delayed as described herein under "Revolving Period", which the Bank believes is likely, the Class A Controlled Accumulation Amount may be higher for each Distribution Date with respect to the Accumulation Period.

 Series Termination
  Date.................   The November 2004 Distribution Date.

                          SUMMARY OF SERIES PROVISIONS

 Issuer................   The Class A Certificates and the Collateral
                           Interest (collectively, the "Certificates") each represent an undivided interest in the Trust. As used herein, the term "Series 1997-U" refers to the Class A Certificates and the Collateral Interest, and the term "Certificateholders" refers to holders of the Class A Certificates and the holder of the Collateral Interest, while the term "Series" refers to any Series issued by the Trust, including Series 1997-U. Concurrently with the issuance of the Certificates, the Trust is expected to issue another Series ("Series 1997-T"). The issuance of Series 1997-U is not conditioned on the issuance of Series 1997-T.

 Trust Assets..........   The Trust assets include all receivables
                           existing from time to time (the "Receivables") in certain consumer revolving credit card accounts owned by the Bank (the "Accounts"), any Receivables in additional accounts added to the Trust from time to time, funds collected or to be collected from cardholders in respect of the Receivables (other than recoveries on charged-off Receivables), moneys on deposit in certain accounts of the Trust, the right to receive certain Interchange fees attributable to the Accounts (which right may not be afforded to a particular Series) and any Enhancement issued with respect to a particular Series (the drawing on or payment of such Enhancement not being available to the Certificateholders of any other Series). The Trust will not include the Receivables from any removed accounts which are removed from the Trust from time to time. The term "Enhancement" shall mean, with respect to any Series, any letter of credit, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap, cash collateral account, collateral interest or other contract, agreement or arrangement for the benefit of Certificateholders of such Series or any class thereof.

 The Accounts and the
  Receivables..........   The Accounts currently consist of substantially
                           all of the VISA(R) and MasterCard(R)* consumer revolving credit card accounts existing in all of the Seller's ten billing cycles, excluding certain accounts not originated by either the Seller or its affiliate, The First National Bank of Chicago ("FNBC").

                          Additional accounts added to each of the
                           billing cycles in the normal operation of the Seller's credit card business and satisfying the criteria provided in the Agreement also are being added and currently are expected to continue to be added on a daily basis to the Accounts as a category of additional Accounts. The Seller, at its option, may terminate or suspend the inclusion of such additional Accounts at any time.

                          All monthly calculations with respect to each
                           Account are computed based on the activity during the applicable billing cycle for such Account (the monthly billing cycle periods for the Accounts ending in the same month are collectively referred to as a "Due Period").

                          The aggregate amount of Receivables in the
                           Accounts as of the end of the September 1997
                           Due Period was $16,044,934,146, of which $15,653,931,633 were principal Receivables and $391,002,513 were finance charge Receivables (including those for the related Due Period as well as unpaid finance charge Receivables for previous Due Periods). Certain Interchange attributable to cardholder charges for merchandise and services will be treated as finance charge Receivables for purposes of the Series 1997-U Supplement.

----------
* VISA(R) and MasterCard(R) are registered trademarks of VISA USA, Inc. and MasterCard International, Inc., respectively.

 Class A Certificates..   The Trust's assets will be allocated to either
                           the interest of the Class A
                           Certificateholders, the interest of the holder of the Collateral Interest (the "Collateral Interest Holder"), the interest of the holders of other outstanding Series of the Trust or the interest of the Seller (the last being referred to as the "First Chicago Interest"). Each Class A Certificate offered hereby evidences an undivided interest in the Trust assets allocated to the Class A Certificateholders, and represents the right to receive from such Trust assets funds up to (but not in excess of) the amounts required to make payments of interest at the Class A Certificate Rate and payments of principal on the Class A Scheduled Payment Date or, under certain limited circumstances, during the Rapid Amortization Period, to the extent of the Class A Invested Amount (which may be less than the aggregate unpaid principal balance of the Class A Certificates).

                          The Class A Invested Amount will, except if
                           there are unreimbursed Class A Investor
                           Charge-Offs or if a Liquidation Event occurs, remain fixed at the Class A Initial Invested Amount during the Revolving Period. The Class A Invested Amount is subject to reduction as a result of allocating defaulted Receivables to the Class A Certificates when amounts available from excess spread, the Cash Collateral Account and collections of principal Receivables allocable to the Collateral Interest ("Reallocated Principal Collections") have been exhausted and the Collateral Invested Amount has been reduced to zero. During the Accumulation Period, for the sole purpose of allocating finance charge Receivables and defaulted Receivables for each Due Period, the Class A Invested Amount will be further reduced by the principal amount on deposit in the Principal Funding Account from time to time (as so reduced, the "Class A Adjusted Invested Amount", and together with the Collateral Invested Amount, the "Adjusted Invested Amount").

                          The Collateral Interest will be issued to the
                           Collateral Interest Holder in the Collateral
                           Initial Invested Amount (the Collateral
                           Initial Invested Amount, together with the Class A Initial Invested Amount, is referred to herein as the "Initial Invested Amount"). The amount of the Collateral Interest from time to time (the "Collateral Invested Amount" and, together with the Class A Invested Amount, the "Invested Amount") will form a portion of the Enhancement together with the Cash Collateral Account available to the Class A Certificateholders.

                          The Class A Certificates will represent
                           undivided interests in the Trust only and will not represent interests in or obligations of the Seller or any affiliate thereof except to the limited extent described herein. Neither the Class A Certificates, the Accounts, the Receivables nor any collections thereon are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

 Monthly Interest......   Interest at the applicable Class A Certificate
                           Rate on the Class A Certificates for each Interest Period will be distributed to Class A

                           Certificateholders on each Distribution Date commencing December 15, 1997, in an amount equal to the product of (i)(a) the actual number of days in the related Interest Period divided by 360, times (b) the Class A Certificate Rate for the related Interest Period and (ii) the Class A Invested Amount as of the preceding record date (or, in the case of the first Distribution Date, as of the Series U Closing Date). An "Interest Period," with respect to any Distribution Date, will be the period from the previous Distribution Date (or the Series U Closing Date) through the day preceding such Distribution Date. "LIBOR" means the London interbank offered quotations for one-month United States deposits prevailing on the date that LIBOR is determined. LIBOR will be determined on the second business day prior to the Series U Closing Date for the period from the Series U Closing Date through November 16, 1997 and on the second business day prior to each Distribution Date for the period from and including such Distribution Date through the day preceding the next succeeding Distribution Date.

 Revolving Period......   The "Revolving Period" with respect to the
                           Certificates means the period from, and
                           including, the Series U Closing Date to, but not including, the earlier of (a) the commencement of the Accumulation Period and
                           (b) the commencement of a Rapid Amortization
                           Period. The accumulation period with respect to the Class A Certificates (the "Accumulation Period") is scheduled to begin on the first day of the Due Period relating to the November 2001 Distribution Date. Subject to certain conditions, the day on which the Revolving Period ends and the Accumulation Period begins may be delayed to no later than the first day of the Due Period relating to the October 2002 Distribution Date.

 Principal Payments....   No principal is expected to be paid to the
                           Class A Certificateholders until the Class A
                           Scheduled Payment Date or, upon the occurrence of certain events (each, a "Liquidation Event"), the first Distribution Date with respect to the Rapid Amortization Period.

                          Unless a Liquidation Event has occurred, the
                           Accumulation Period will begin at the end of the Revolving Period and will end when the Invested Amount has been paid in full, when Series 1997-U terminates or upon the occurrence of a Liquidation Event. During the Accumulation Period, prior to the payment of the Class A Invested Amount in full, amounts equal to the least of (a) collections of principal Receivables available to the Class A Certificates, (b) the sum of the applicable Controlled Accumulation Amount for the relevant Due Period and the applicable accumulation shortfall amount, if any, and (c) the Class A Adjusted Invested Amount related to the Distribution Date for such Due Period, will be deposited monthly in a trust account established by the Servicer (the "Principal Funding Account") until the balance in the Principal Funding Account is equal to the Class A Invested Amount. If for any Due Period, the collections of principal Receivables available to the Class A Certificates are less than the applicable Controlled Accumulation Amount, the amount of such deficiency will be the accumulation shortfall amount for the succeeding Due Period. If the commencement of the Accumulation Period is delayed, the Controlled Accumulation Amount for each Distribution Date with respect to the Accumulation Period will be an amount determined by the Servicer such that the sum of the Controlled Accumulation Amounts for all such Distribution Dates will not be less than the Class A Initial Invested Amount.

                          Amounts in the Principal Funding Account will
                           be invested in certain eligible investments and any investment earnings (net of investment losses and expenses) will be used to pay interest during the Accumulation Period on the Class A Certificates in an amount equal to, for each Interest Period, the product of
                           (i)(a) the actual number of days in the
                           related Interest Period divided by 360, times
                           (b) the Class A Certificate Rate for the related Interest Period and (ii) the principal balance in the Principal Funding Account for such Interest Period (the "Class A Covered Amount"). If, for any Interest Period, the investment earnings are less than the Class A Covered Amount, the amount of such deficiency will be paid, to the extent available, from the reserve account and, if necessary, from excess spread, amounts available in the Cash Collateral Account and Reallocated Principal Collections. Funds on deposit in the Principal Funding Account will be available to pay the Class A Certificateholders in respect of the Class A Invested Amount on the Class A Scheduled Payment Date (or, if earlier, the first Distribution Date with respect to the Rapid Amortization Period). If the aggregate principal amount of the deposits made into the Principal Funding Account is insufficient to pay the Class A Invested Amount in full on the Class A Scheduled Payment Date, a Liquidation Event will be deemed to have occurred and the Rapid Amortization Period will commence.

                          During the period beginning on the earlier of
                           the first day of the Due Period in which a Liquidation Event occurs or is deemed to occur and continuing to and including the earlier of
                           (a) the date on which the Invested Amount has been paid in full and (b) the date on which Series 1997-U terminates (the "Rapid Amortization Period"), collections of principal Receivables and certain other amounts allocable to the Class A Certificateholders will be distributed to the Class A Certificateholders monthly, in payment of principal on the Class A Certificates, on each Distribution Date beginning with the first Distribution Date related to such Rapid Amortization Period.

 Cash Collateral
  Account..............   The Certificates will have the benefit of an
                           account (the "Cash Collateral Account"), which will be held in the name of the Trustee for the benefit of the Certificateholders. The Cash Collateral Account will be funded on the Series U Closing Date in the amount of
                           $          (the "Initial Cash Collateral
                           Amount"). Withdrawals will be made from the Cash Collateral Account, to the extent of available funds on deposit therein, to pay certain amounts to the Class A Certificates.

                          If the Cash Collateral Account is exhausted,
                           and defaulted Receivables allocable to the Class A Certificates cannot be covered for any Distribution Date, Reallocated Principal Collections will be applied to reduce any such deficiency. If such Reallocated Principal Collections are insufficient to fund any such deficiency, then the Collateral Invested Amount (to the extent not already reduced) will be reduced by the amount of such remaining deficiency. In the event that such reduction of the Collateral Invested Amount would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero and the Class A Invested Amount will be reduced by the amount of such remaining deficiency (a "Class A Investor Charge-Off"). Accordingly, in the event that the Cash Collateral Account is exhausted and the Collateral Invested Amount has been reduced to zero, and there is such a deficiency which has not been reimbursed, interest to be paid to Class A Certificateholders in the future and the amount of principal returned to Class A Certificateholders will be reduced.

 Amounts Available as
  Enhancement..........
                          The Cash Collateral Account and the Collateral
                           Interest constitute the Enhancement for Series 1997-U. The amount of Enhancement available to the Class A Certificateholders for any Distribution Date will equal the lesser of (i) the sum of the Collateral Invested Amount and the amount, if any, on deposit in the Cash Collateral Account (such sum, the "Available Enhancement Amount") and (ii) the Required Enhancement Amount. The "Required Enhancement Amount" with respect to any Distribution Date means, subject to certain limitations, the greater of (i) the product of (a) the Adjusted Invested Amount related to such Distribution Date and (b) 13.5% and (ii) the sum of (A)
                           $          and (B) the product of (I) two and
                           (II) the excess, if any, of $          over
                           the amount of funds on deposit in the Cash
                           Collateral Account with respect to such
                           Distribution Date.

 Final Payment of
  Principal;
  Termination of the      The final distribution of principal and
  Trust................    interest on the Class A Certificates will be
                           made no later than the Series Termination
                           Date. After such date, neither the Trust nor the Seller will have any further obligation to pay principal or interest on the Class A
                           Certificates.

 Tax Status............   Counsel is of the opinion that the Class A
                           Certificates will be characterized as debt for Federal income tax purposes. If the Class A Certificates are not characterized as debt, there may be adverse tax consequences for Certificateholders.

 ERISA Considerations..   The acquisition and holding of Class A
                           Certificates by employee benefit plans and individual retirement accounts that are subject to the "prohibited transaction" rules of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Internal Revenue Code of 1986, as amended, may result in "prohibited transactions." Under the regulations issued by the Department of Labor, the Trust's assets would not be deemed "plan assets" of any employee benefit plan holding interests in the Class A Certificates if certain conditions are met, including that interests in the Class A Certificates be held by at least 100 persons upon completion of the public offering of the Class A Certificates. Further information regarding the status of the Class A Certificates as publicly offered securities will be provided in the Prospectus Supplement. Accordingly, employee benefit plans contemplating purchasing interests in Class A Certificates should consult their counsel and review "ERISA Considerations" in the Prospectus and "Summary of Series Provisions--ERISA Considerations" in the Prospectus Supplement prior to making a purchase.

 Rating of the Class A
  Certificates.........   It is a condition to the issuance of the Class A
                           Certificates that they be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The rating of the Class A Certificates is based primarily on the value of the Receivables, the Collateral Invested Amount and the amount to be deposited in the Cash Collateral Account.

                       THE BANK'S CREDIT CARD PORTFOLIO

LOSS AND DELINQUENCY EXPERIENCE

  The following tables set forth the loss and delinquency experience with respect to payments by cardholders for each of the periods shown for substantially all VISA and MasterCard consumer revolving credit card accounts owned at the dates indicated by the Bank (excluding certain accounts not originated by the Bank or its affiliate, FNBC (the "Bank's Portfolio")) during the periods shown. As of the end of the August 1997 Due Period, the Receivables in the Accounts represented substantially all Receivables in the Bank's Portfolio. There can be no assurance, however, that the loss and delinquency experience for the Receivables in the future will be similar to the historical experience set forth below for the Bank's Portfolio.

                   LOSS EXPERIENCE FOR THE BANK'S PORTFOLIO

                          SIX  MONTHS ENDED JUNE 30,            YEAR ENDED DECEMBER 31,
                         ---------------------------     ------------------------------------
                            1997            1996            1996         1995         1994
                         -----------     -----------     -----------  -----------  ----------
                                               (DOLLARS IN THOUSANDS)
Average Receivables
 Outstanding(1)......... $15,838,485     $15,581,908     $15,817,914  $12,625,398  $9,763,242
Gross Charge-offs(2)....     729,219         513,460       1,134,427      645,417     451,094
Gross Charge-offs as a
 Percentage of Average
 Receivables
 Outstanding............        9.21%(3)        6.59%(3)        7.17%        5.11%       4.62%

----------
(1) Average Receivables Outstanding is the arithmetic average of receivables outstanding during the period indicated.
(2) Gross Charge-offs are charge-offs before recoveries and do not include the amount of any reductions in Average Receivables Outstanding due to fraud, returned goods or customer disputes.
(3) On an annualized basis.

  Charge-offs for the Bank's Portfolio measured as a percentage of average receivables outstanding increased during the periods shown above, due, in part, to certain strategies employed by the Bank to increase the cardholder base which the Bank believes, in turn, will result in the increase of overall revenues for the Bank's Portfolio in the future. In addition, during such periods, consumer debt service burden and defaults increased as a result of the growing consumer debt levels coupled with stagnant real wage growth. The Bank believes that the current level of personal bankruptcy filings make reductions in the loss rates unlikely in the immediate future and expects the trend in charge-offs to continue in the near term. The timing of the peak level of charge-offs is uncertain at this time. Losses are also affected by other factors including competitive behavior and social conditions. The loss rates for the Bank's Portfolio could increase in the future if economic conditions were to worsen and could continue to increase for several months even after such conditions begin to improve. The loss rates set forth above do not reflect the reversal of unpaid fees and finance charges at the time a charge-off occurs.

  It is the current intention of the Seller to begin transferring recoveries on charged off Accounts to the Trust by the end of the second quarter of 1998. Any recoveries so transferred would generally be treated as Finance Charge Receivables. Had gross recovery amounts attributable to Accounts whose Receivables were charged off while included in the Bank's Portfolio been transferred to the Trust during the six month period ended June 30, 1997, the Seller estimates that the "Gross Charge-offs as a Percentage of Average Receivables Outstanding" for the Trust for such period as set forth above would have been reduced by approximately 0.45% to 0.60% (computed on an annualized basis). There can be no assurance, however, that the recovery experience for defaulted Receivables in the future will be similar to such historical experience or that the Seller will be able to begin to transfer recoveries to the Trust within the anticipated time frame.

                AVERAGE DELINQUENCIES FOR THE BANK'S PORTFOLIO

                              AVERAGE OF
                           SIX MONTHS ENDED                    AVERAGE OF TWELVE MONTHS ENDED DECEMBER 31,
                       ------------------------ --------------------------------------------------------------------------
                            JUNE 30, 1997                 1996                     1995                     1994
                       ------------------------ ------------------------ ------------------------ ------------------------
                       DELINQUENT               DELINQUENT               DELINQUENT               DELINQUENT
PAYMENT STATUS           AMOUNT   PERCENTAGE(1)   AMOUNT   PERCENTAGE(1)   AMOUNT   PERCENTAGE(1)   AMOUNT   PERCENTAGE(1)
--------------         ---------- ------------- ---------- ------------- ---------- ------------- ---------- -------------
                                                            (DOLLARS IN THOUSANDS)
30-59 days delin-
 quent...............   $277,006      1.75%      $269,088      1.70%      $189,476      1.50%      $138,280      1.41%
60-89 days delin-
 quent...............    148,453       .93        131,223       .83         83,191       .66         57,419       .59
90 days delinquent or
 more................    295,836      1.87        251,258      1.59        148,808      1.18        102,171      1.05
                        --------      ----       --------      ----       --------      ----       --------      ----
  Total..............   $721,295      4.55%      $651,569      4.12%      $421,475      3.34%      $297,870      3.05%
                        ========      ====       ========      ====       ========      ====       ========      ====

--------
(1)The percentages are the result of dividing Delinquent Amount by Average Receivables Outstanding for the applicable period.

  Delinquencies as a percentage of average receivables outstanding reflect a pattern similar to loss rates as a result of the same factors discussed with respect to the table set forth above for Loss Experience for the Bank's Portfolio. The delinquency information in the above table reflects the application of the Bank's current policy of allowing certain delinquent accounts whose cardholders are making good faith efforts to repay overdue amounts to be deemed current provided certain conditions are met.

SUMMARY OF MONTHLY PAYMENT RATES

  The following table sets forth the highest and lowest cardholder monthly payment rates for the Bank's Portfolio during any month in the period shown and the average cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of total opening monthly account balances during the periods shown. The amount of collections on Receivables may vary from month to month due to seasonal variations, general economic conditions and payment habits of individual cardholders. Payments shown in the table include amounts which would be deemed payments of principal Receivables and finance charge Receivables with respect to the Accounts but do not include Interchange.

           CARDHOLDER MONTHLY PAYMENT RATES FOR THE BANK'S PORTFOLIO

                                                     SIX
                                                    MONTHS
                                                    ENDED      YEAR ENDED
                                                   JUNE 30,   DECEMBER 31,
                                                   -------- -------------------
                                                     1997   1996   1995   1994
                                                    -----   -----  -----  -----
Lowest............................................  19.31%  19.92% 21.08% 19.81%
Highest...........................................  22.53   21.86  25.01  25.02
Monthly Average...................................  21.46   20.99  22.58  23.27

REVENUE EXPERIENCE

  The gross revenues from monthly periodic charges and fees billed to cardholders on the Bank's Portfolio for each of the three years in the period ended December 31, 1996, and the six months ended June 30, 1997 and 1996, respectively, are set forth in the following table.

  The historic gross revenue figures in the table are calculated on an as-billed basis and represent amounts billed to cardholders in each billing cycle before deduction of charge-offs, reductions due to fraud, returned goods and customer disputes or other expenses. Cash collections on receivables may not reflect the historical experience in the table. During periods of increasing delinquencies, billings of periodic charges and fees may exceed cash as amounts collected on credit card receivables lag behind amounts billed to cardholders.

Conversely, as delinquencies decrease, cash may exceed billings of periodic charges and fees as amounts collected in a current period may include amounts billed during prior periods. However, the Bank believes that, during the periods shown, revenues on a billed basis closely approximated revenues on a cash basis. Revenues from periodic charges and fees on both a billed and a cash basis will be affected by numerous factors, including the periodic charges on principal receivables, the amount of the annual membership fees, the amount of other fees paid by cardholders, the percentage of cardholders who pay off their balances in full each month and do not incur periodic charges on purchases, fees and finance charges and changes in the delinquency rate on the Receivables.

                  REVENUE EXPERIENCE FOR THE BANK'S PORTFOLIO

                            SIX MONTHS ENDED JUNE 30,            YEAR ENDED DECEMBER 31,
                          ---------------------------     ------------------------------------
                             1997            1996            1996         1995         1994
                          -----------     -----------     -----------  -----------  ----------
                                            (DOLLARS IN THOUSANDS)
Average Receivables
 Outstanding(1).........  $15,838,485     $15,581,908     $15,817,914  $12,625,398  $9,763,242
Finance Charges and Fees
 Billed.................    1,392,344       1,253,029       2,610,937    2,066,872   1,601,164
Average Finance Charges
 and Fees Billed(2).....        17.58%(3)       16.08%(3)       16.51%       16.37%      16.40%

----------
(1) Average Receivables Outstanding is the arithmetic average of receivables outstanding during the period indicated.
(2) Average Finance Charges and Fees Billed is the result of dividing Finance Charges and Fees Billed by Average Receivables Outstanding and does not include revenue attributable to Interchange.
(3) On an annualized basis.

  The revenues for the Bank's Portfolio shown in the Revenue Experience table are related to periodic charges and other fees billed to cardholders but do not include revenue attributable to Interchange. The revenues related to periodic charges and fees depend in part upon the collective preference of cardholders to use their credit cards as revolving debt instruments for purchases and cash advances and paying off account balances over several months as opposed to convenience use, where the cardholders prefer instead to pay off their entire balance each month, thereby avoiding periodic charges on purchases, fees and finance charges. Revenues related to periodic charges and fees also depend on the types of charges and fees assessed by the Bank on the accounts. From 1989 through 1994, the Bank emphasized the origination of variable rate accounts and substantially all new accounts originated during that time were variable rate accounts. Depending upon fluctuations in interest rates, the variable rate periodic charge (which is based on the prime rate) assessed on variable rate accounts may change from month to month and could be less than the fixed charge applicable to most standard fixed rate accounts. Commencing in 1994, the Bank began offering certain new non-affinity accounts, for purchase transactions, a fixed rate periodic charge for an initial period (ranging from 6 to 15 months) which then converts into a variable rate. The initial fixed rate offered on such accounts generally ranges from 5.9% to 9.9% per annum, a rate which is substantially lower than that currently assessed on the variable rate accounts or the standard fixed rate accounts. The total yield on such accounts during the initial fixed rate period is therefore lower than that of a variable rate account or standard fixed rate account. As of the end of the August 1997 Due Period, Receivables assessed a variable periodic charge constituted approximately 95.36% of the total Receivables balance of Accounts in the Trust. Fluctuations in the prime interest rate and/or the continued use of the initial fixed/variable rate pricing for certain new accounts, may affect future revenue experience. Throughout the periods shown above, the Bank made certain changes in the charges and fees assessed on the accounts. The Bank has no basis to predict how these changes and any future changes in the terms of accounts may affect the revenue for the Bank's Portfolio.

                                 THE ACCOUNTS

  The Receivables arising from the Accounts as of the end of the August 1997 Due Period totaled $15,838,609,096 and included $15,452,952,388 of principal Receivables. The Accounts had an average principal Receivables balance of $1,241 and an average credit limit of $7,574. The aggregate total Receivables balance as a percentage of the aggregate total credit limit was 16.79%.

  The Receivables arising from the Accounts as of the end of the September 1997 Due Period totaled $16,044,934,146 and included $15,653,931,633 of principal Receivables.

  The following tables summarize the Accounts by various criteria as of the end of the August 1997 Due Period. Approximately 157,024 cardholder accounts included in the Accounts as of the end of the August 1997 Due Period are accounts with respect to which the cardholder has been upgraded to a VISA Gold account. For some period of time (not exceeding three years), both the original and upgraded accounts are active for a particular cardholder although the original account is eventually closed. Upon any cardholder upgrade, the receivables balance in the original account is transferred to the upgraded account (which account is considered to have the same account opening date as the original account) and any new receivables created on the original account are immediately transferred to the upgraded account. In addition, pursuant to the ordinary operating procedures of the Bank, accounts which expire and have no outstanding balance are not removed immediately from the Bank's Portfolio, but rather are removed periodically from the Bank's Portfolio and therefore may still be included as an Account for some period of time after expiration. As of the end of the August 1997 Due Period, approximately 483,150 expired accounts with a credit balance or no balance were included in the Accounts. Because the composition of the Accounts may change in the future, these tables are not necessarily indicative of the characteristics of the Trust at any time after the end of the August 1997 Due Period.

                COMPOSITION OF THE ACCOUNTS BY ACCOUNT BALANCES

                                         PERCENTAGE                  PERCENTAGE
                                          OF TOTAL                    OF TOTAL
                              NUMBER OF  NUMBER OF    RECEIVABLES    RECEIVABLES
       ACCOUNT BALANCE         ACCOUNTS   ACCOUNTS    OUTSTANDING    OUTSTANDING
       ---------------        ---------- ---------- ---------------  -----------
Credit Balance(1)............    138,123     1.11%  $   (25,612,683)    (0.16)%
No Balance(2)................  5,454,708    43.81                 0      0.00
$0.01 to $1,499.99...........  3,575,657    28.72     1,592,949,975     10.06
$1,500.00 to $2,999.99.......  1,102,513     8.85     2,446,528,192     15.44
$3,000.00 to $4,499.99.......    820,325     6.59     3,070,377,464     19.39
$4,500.00 to $9,999.99.......  1,296,826    10.42     7,999,379,900     50.50
$10,000 or more..............     62,856     0.50       754,986,248      4.77
                              ----------   ------   ---------------    ------
  Total...................... 12,451,008   100.00%  $15,838,609,096    100.00%
                              ==========   ======   ===============    ======

--------
(1) Credit Balances are a result of cardholder payments and credit adjustments applied in excess of an Account's unpaid balance. Accounts currently with a credit balance are included, as Receivables may be generated with respect thereto in the future.
(2) Accounts currently with no balance are included, as Receivables may be generated with respect thereto in the future.

                    COMPOSITION OF ACCOUNTS BY CREDIT LIMIT

                                          PERCENTAGE                 PERCENTAGE
                                           OF TOTAL                   OF TOTAL
                               NUMBER OF  NUMBER OF    RECEIVABLES   RECEIVABLES
         CREDIT LIMIT           ACCOUNTS   ACCOUNTS    OUTSTANDING   OUTSTANDING
         ------------          ---------- ---------- --------------- -----------
$0.01 to $1,499.99............    344,767     2.77%  $    92,150,690     0.58%
$1,500.00 to $2,999.99........    308,019     2.47       384,018,377     2.42
$3,000.00 to $4,499.99........    627,569     5.04       851,735,152     5.38
$4,500.00 to $9,999.99........  7,654,524    61.48     9,363,995,150    59.12
$10,000 or more(1)............  3,516,129    28.24     5,146,709,727    32.50
                               ----------   ------   ---------------   ------
  Total....................... 12,451,008   100.00%  $15,838,609,096   100.00%
                               ==========   ======   ===============   ======

--------
(1)Maximum current credit limit on an Account is $65,000.

                   COMPOSITION OF ACCOUNTS BY PAYMENT STATUS

                                          PERCENTAGE                 PERCENTAGE
                                           OF TOTAL                   OF TOTAL
                               NUMBER OF  NUMBER OF    RECEIVABLES   RECEIVABLES
        PAYMENT STATUS          ACCOUNTS   ACCOUNTS    OUTSTANDING   OUTSTANDING
        --------------         ---------- ---------- --------------- -----------
Current(1).................... 12,236,887    98.28%  $14,957,191,451    94.44%
30-59 days delinquent.........    106,076     0.85       394,861,406     2.49
60-89 days delinquent.........     42,306     0.34       182,681,081     1.15
90 days delinquent or more....     65,739     0.53       303,875,158     1.92
                               ----------   ------   ---------------   ------
  Total....................... 12,451,008   100.00%  $15,838,609,096   100.00%
                               ==========   ======   ===============   ======

--------
(1) Includes Accounts on which the minimum payment has not yet been received prior to the second billing date following the issuance of the related bill.

                         COMPOSITION OF ACCOUNTS BY AGE

                                          PERCENTAGE                 PERCENTAGE
                                           OF TOTAL                   OF TOTAL
                               NUMBER OF  NUMBER OF    RECEIVABLES   RECEIVABLES
             AGE                ACCOUNTS   ACCOUNTS    OUTSTANDING   OUTSTANDING
             ---               ---------- ---------- --------------- -----------
Not more than 6 months........    666,684     5.35%  $   557,957,883     3.52%
Over 6 months to 12 months....    358,972     2.88       456,040,862     2.88
Over 12 months to 24 months...  1,991,181    15.99     2,554,748,259    16.13
Over 24 months to 48 months...  4,072,019    32.71     5,407,668,515    34.14
Over 48 months................  5,362,152    43.07     6,862,193,577    43.33
                               ----------   ------   ---------------   ------
  Total....................... 12,451,008   100.00%  $15,838,609,096   100.00%
                               ==========   ======   ===============   ======

                    GEOGRAPHIC COMPOSITION OF THE ACCOUNTS

                                                          PERCENTAGE PERCENTAGE
                                                           OF TOTAL   OF TOTAL
                                                          NUMBER OF  RECEIVABLES
STATE                                                      ACCOUNTS  OUTSTANDING
-----                                                     ---------- -----------
California...............................................    13.88%     17.09%
Illinois.................................................     7.54       8.23
New York.................................................     7.48       6.91
Texas....................................................     5.78       6.11
Florida..................................................     6.00       5.44
New Jersey...............................................     3.86       3.41
Colorado.................................................     2.56       3.31
Pennsylvania.............................................     4.20       3.22
Ohio.....................................................     3.47       3.03
Michigan.................................................     3.28       2.95
Washington...............................................     2.00       2.25
Virginia.................................................     2.15       2.18
Massachusetts............................................     2.47       2.01
Indiana..................................................     2.20       1.99
Georgia..................................................     1.95       1.97
Maryland.................................................     1.99       1.92
Tennessee................................................     1.82       1.77
Minnesota................................................     2.38       1.76
Missouri.................................................     1.96       1.76
North Carolina...........................................     1.83       1.71
Oregon...................................................     1.45       1.66
Arizona..................................................     1.51       1.65
Connecticut..............................................     1.29       1.17
Hawaii...................................................     0.75       1.16
Louisiana................................................     1.12       1.09
Alabama..................................................     1.06       1.08
Iowa.....................................................     1.26       1.05
All Other(1).............................................    12.76      12.12
                                                            ------     ------
   Total.................................................   100.00%    100.00%
                                                            ======     ======

--------
(1)States and foreign countries with less than 1.00% of Total Receivables Outstanding.

  Since the largest number of cardholders (based on billing address) whose accounts historically have been included in the Trust are in California, Illinois, New York and Texas, adverse changes in economic conditions in these areas could have a direct impact on the timing and amount of payments on the Certificates.